UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024

PERCEPTION CAPITAL CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40639	98-1592069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3109 W 50th St, #207 Minneapolis, MN	55410
(Address of principal executive offices)	(Zip Code)

(212) 380-5605
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	PFTAU	The NASDAQ Stock Market LLC
Class A ordinary shares included as part of the units	PFTA	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PFTAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 18, 2024, Perception Capital Corp. III (the “Company”) filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) for the purposes of calling an extraordinary general meeting in lieu of annual meeting of the Company’s shareholders (the “Meeting”) to approve, among other proposals, an amendment to the Company’s amended and restated memorandum and articles of association to extend the date by which it has to consummate an initial business combination from July 23, 2024 to April 23, 2025, or such earlier date as is determined by the Company’s board of directors to be in the best interests of the Company (the “Second Extension,” such proposal, the “Second Extension Amendment Proposal”).

In connection with the Meeting, the Company and Perception Capital Partners IIIA LLC (the “Sponsor”) intend to enter into non-redemption agreements (“Non-Redemption Agreements”) with one or more unaffiliated third-party shareholders of the Company in exchange for such shareholders agreeing to not redeem a to-be-determined number of Class A ordinary shares (“Non-Redeemed Shares”) at the Meeting. In exchange for the foregoing commitment to the Company to not redeem the Non-Redeemed Shares, the Company anticipates agreeing to issue, or cause to be issued, to such shareholders, for every 200,000 Non-Redeemed Shares, 40,000 Class A ordinary shares for the first six months of extension, and 8,000 additional Class A ordinary shares for each additional month of extension, up to three additional months (such shares, the “Promote Shares”), upon closing of the initial business combination, and the Sponsor anticipates agreeing to surrender and forfeit, for no consideration, a number of Class B ordinary shares, par value $0.0001 per share, of the Company equal to the number of Promote Shares upon closing of the initial business combination. The Non-Redemption Agreements, if entered into, are not expected to increase the likelihood that the Second Extension Amendment Proposal is approved by the Company’s shareholders but are expected to increase the amount of funds that remain in the Company’s trust account established in connection with Company’s initial public offering following the Meeting. The Company and the Sponsor may enter into additional, similar non-redemption agreements in connection with the Meeting.

The Non-Redemption Agreements shall terminate on the earlier of (i) the failure of the Company’s shareholders to approve the Second Extension Amendment Proposal at the Meeting, (ii) the Company’s determination not to proceed with the Second Extension, (iii) the fulfillment of all obligations of parties to the Non-Redemption Agreements, (iv) the liquidation or dissolution of the Company, (v) the mutual written agreement of the parties or (vi) if the applicable shareholder exercises its redemption rights with respect to any Non-Redeemed Shares in connection with the Meeting and such Non-Redeemed Shares are actually redeemed.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s intention to enter into Non-Redemption Agreements, shareholder approval of the Second Extension Amendment Proposal and related redemptions, the amount of funds that may be available in the trust account following the Second Extension, if approved, and the Company’s ability to complete an initial business combination within the required time period. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Proxy Statement and the Company’s most recent Annual Report on Form 10-K and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

Further information related to attendance, voting and the proposals to be considered and voted on at the Meeting is described in the Proxy Statement, which has been mailed to the Company’s shareholders of record as of the record date for the Meeting. Investors and security holders of the Company are advised to read the Proxy Statement because it contains important information about the Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Perception Capital Corp. III, 3109 W. 50th Street, #207, Minneapolis, MN 55410, Attention: Chief Executive Officer.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposals to be considered and voted on at the Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2024	PERCEPTION CAPITAL CORP. III

	By:	/s/ Rick Gaenzle
	Name:	Rick Gaenzle
	Title:	Chief Executive Officer

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